                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement       / / Confidential, for Use of
                                               the Commission Only
                                               (as permitted by Rule 14a-6(e)(2)
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                        Penn Virginia Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Beverly Cole McGuire -- Corporate Secretary
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                           PENN VIRGINIA CORPORATION
                                800 THE BELLEVUE
                              200 S. BROAD STREET
                        PHILADELPHIA, PENNSYLVANIA 19102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     The annual meeting of the shareholders of Penn Virginia Corporation will be held in the Boardroom of the Company, 800 The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania, on Tuesday, May 2, 1995, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

          1. to elect a Board of Directors for the ensuing year;

          2. to consider and vote upon a proposed 1994 Stock Option Plan;

          3. to consider and vote upon a proposed 1995 Directors' Stock Option Plan;

          4. to consider and vote upon a proposal to amend the Articles of Incorporation of the Company to increase the number of authorized shares of the common stock of the Company to 20,000,000 shares; and

          5. to transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 3, 1995 will be entitled to notice of and to vote at the meeting.

     All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and promptly return the enclosed proxy in the accompanying envelope. The person executing the proxy may revoke it by filing with the Secretary of the Company a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting.

     ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.

                                          BEVERLY COLE MCGUIRE
                                          Corporate Secretary

March 31, 1995

                           PENN VIRGINIA CORPORATION
                                800 THE BELLEVUE
                              200 S. BROAD STREET
                        PHILADELPHIA, PENNSYLVANIA 19102

                                                                  March 31, 1995

                                PROXY STATEMENT

GENERAL INFORMATION

     The enclosed proxy is solicited on behalf of the Board of Directors of Penn Virginia Corporation ("Company") for use at the annual meeting of shareholders on May 2, 1995. The proxy may be revoked by a shareholder at any time before its use. The Company recommends that written notice of any such revocation be given to the Secretary of the Company. The expense of this solicitation will be paid by the Company. Some officers and regular employees may solicit proxies personally and by telephone.

     Shareholders of record at the close of business on March 3, 1995 will be entitled to vote at the meeting. On that date there were outstanding and entitled to vote (one vote per share) 4,272,240 shares of common stock, par value $6.25 per share, not including 165,277 shares held by the Company in its treasury. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes will be necessary to constitute a quorum for the transaction of business. Under Virginia Law, Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote. For the amendment to the Articles of Incorporation to be effective, the proposal must be approved by the holders of more than two-thirds of the shares entitled to vote. Abstentions and broker non-votes have the effect of a vote against the proposal. In the case of matters requiring the affirmative vote of the majority of the shares present and entitled to vote, such as is required to approve the 1994 Stock Option and 1995 Directors' Stock Option Plans, abstentions are counted and have the effect of a vote against such matters, whereas broker non-votes are not counted and therefore have no effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Except as set forth in the following table, as of March 31, 1995 no person known to the Company beneficially owned more than five percent (5%) of the Company's outstanding common stock:

                                                          SHARES       PERCENT
                                                        BENEFICIALLY     OF
                  NAME AND ADDRESS                        OWNED*        CLASS
- ----------------------------------------------------    ----------     ------
E.B. LEISENRING, JR. ...............................    307,442(1)       7.2%
  700 The Bellevue
  200 S. Broad Street
  Philadelphia, PA 19102
FIRST FIDELITY BANK, N.A. ..........................    301,343(2)       7.1%
  (a subsidiary of First Fidelity Bancorporation)
  Broad and Walnut Streets
  Philadelphia, PA 19109
INTERKOHLE BETEILIGUNGSGESELLSCHAFT MBH.............    868,258(3)      20.3%
  Tresckowstrasse 5
  30457 Hannover
  Germany
QUEST ADVISORY CORP. ...............................    392,950(4)       9.2%
  1414 Avenue of the Americas
  New York, New York 10019

- ---------------
 * Based on information furnished to the Company by the respective shareholders, or contained in filings made with the Securities and Exchange Commission.

(1) Includes 21,000 shares owned by two trusts of which Mr. Leisenring is a co-trustee and with respect to which he shares voting and investment power and in which he has a beneficial interest; 226,966 shares owned by four trusts of which Mr. Leisenring is co-trustee with First Fidelity Bank and with respect to which he shares voting and investment power, but in which he has no beneficial interest except as such fiduciary; and 4,500 shares owned by three trusts of which Mr. Leisenring is a co-trustee and with respect to which he shares voting and investment power, but in which he has no beneficial interest except as such fiduciary.

(2) These shares are held in a number of separate accounts including a total of 226,966 shares owned by four trusts of which First Fidelity Bank is co-trustee with Mr. Leisenring and with respect to which it shares voting and investment power. Such 226,966 shares are included in the 307,442 shares shown opposite Mr. Leisenring's name in the foregoing table. Also includes 28,294 shares held by First Fidelity Bank as trustee of the Company's employees' retirement/savings plan for the accounts of employee participants. Under such plan, the trustee will vote all shares held for a participant's account as requested by the participant and absent specific instructions from the participant the trustee may vote the shares in its discretion. Also includes 46,083 shares held by First Fidelity Bank as custodian of the Company's employees' stock ownership plan (ESOP) for the accounts of employee participants. Under such plan, the custodian will vote all shares held for a participant's account as requested by the participant.

(3) Interkohle Beteiligungsgesellschaft mbH is a wholly-owned subsidiary of VEBA AG, a corporation organized under the laws of the Federal Republic of Germany. Hans Michael Gaul and Eckhard Albrecht are directors of the Company. Dr. Gaul is Deputy Chairman of the Management Board of PreussenElektra AG, the majority shareholder of Interkohle, and a member of the Management Board of VEBA AG. Dr. Albrecht is President of the Board of Management of Stinnes Intercarbon AG, which is part of Stinnes AG, a global trader owned by VEBA AG. The Company believes Interkohle intends to vote such shares for the election of the nominees for directors designated by the Board of Directors of the Company.

(4) These shares are held as follows: 379,250 shares beneficially owned by Quest Advisory Corporation ("Quest") and with respect to which it has sole voting and sole dispositive power and 13,700 shares beneficially owned by Quest Management Company, a general partnership ("QMC") and with respect to which it has sole voting and sole dispositive power. Each of Quest and QMC are investment advisers registered under Section 203 of the Investment Advisers Act of 1940 and Mr. Charles M. Royce is President of both Quest and QMC. Mr. Royce may be deemed to be a controlling person of Quest and QMC, and as such may be deemed to beneficially own the shares beneficially owned by Quest and QMC. Mr. Royce does not own any shares outside of Quest and QMC and disclaims beneficial ownership of the shares held by Quest and QMC.

SECURITY OWNERSHIP OF MANAGEMENT

     As of March 31, 1995, the 10 named executive officers and directors of the Company beneficially owned an aggregate of 232,065 shares of the Company's common stock, representing 5.4% of such shares outstanding on that date. Included in this total are 59,600 shares of Company common stock which may be purchased under currently exercisable options granted pursuant to the Company's stock option plans which, for purposes of calculating the foregoing percentage of shares beneficially owned by such officers and directors, were deemed to be outstanding.

     The following table sets forth the beneficial ownership of the Company's common stock by the named executive officers of the Company as of March 31, 1995:

                                                        SHARES
                                                          OF
                                                        COMPANY
                                                        COMMON
                                                         STOCK
                                                         OWNED
                                                      BENEFICIALLY
                                                          ON
                                                         MARCH
                                                          31,           PERCENT
                        NAME                            1995(1)(2)(3)   OF CLASS
- ----------------------------------------------------    ------          --------
Lennox K. Black.....................................    21,226           .5%
A. James Dearlove...................................    20,376           .5%
Robert J. Jaeger....................................    18,225           .4%
Vincent Matthews....................................    11,932           .3%

- ---------------
(1) Includes shares which may be purchased under currently exercisable options granted by the Company as follows: Mr. Black -- 20,000, Mr.
    Dearlove -- 15,700, Mr. Jaeger -- 13,900 and Dr. Matthews -- 10,000.

(2) Includes shares held by First Fidelity Bank as trustee under the Company's employees' retirement/savings plan vested as follows: Mr. Dearlove -- 2,031, Mr. Jaeger -- 1,989, Dr. Matthews -- 264. These shares are included in the shares reported as beneficially owned by First Fidelity Bank.

(3) Includes shares held by First Fidelity Bank as custodian under the Company's employees' stock ownership plan (ESOP) as follows: Mr. Dearlove -- 2,645, Mr. Jaeger -- 2,336 and Dr. Matthews -- 1,668. These shares are included in the shares reported as beneficially owned by First Fidelity Bank.

                            I. ELECTION OF DIRECTORS

     The seven persons named in the following table, all of whom are now directors of the Company, have been designated as nominees for election to the Board for a one-year term. All of the incumbent directors were elected by the shareholders of the Company. The persons named in the enclosed proxy intend to vote for the election of these nominees unless directed otherwise. Each nominee has consented to being named and to serve if elected. If any should decline or be unable to serve, the persons named in the proxy will vote for the election of such substitute nominee as shall have been designated by the Board of Directors. The Company has no reason to believe that any nominee will decline or be unable to serve.

                                                                           SHARES OF
                                                                            COMPANY
                                                                          COMMON STOCK
                                                                             OWNED
          NAME, AGE, POSITION WITH THE COMPANY,                           BENEFICIALLY     PERCENT
          BUSINESS EXPERIENCE DURING PAST FIVE               DIRECTOR     ON MARCH 31,       OF
              YEARS AND OTHER DIRECTORSHIPS                   SINCE          1995*          CLASS
- --------------------------------------------------------------------------------------------------
Eckhard Albrecht, 56(2)..................................      1991              269            --
  President, Stinnes Intercarbon AG (1988 to date).
Lennox K. Black, 65(1)...................................      1983           21,226(3)         .5%
  Chairman and Chief Executive Officer of the Company
  (April 1992 to date). Chairman of the Board and Chief
  Executive Officer, Teleflex, Inc., equipment
  manufacturer (1982 to date).
  Director of Teleflex, Inc., Quaker Chemical
  Corporation, Pep Boys and Westmoreland Coal Company.
John D. Cadigan, 54(2)...................................      1987           42,250(4)        1.0%
  President, Rio Petrol, Inc., oil and gas and
  investments (1984 to date); Vice President, Campbell
  Investment Company, investments (1976 to date).
  Director of Rio Petrol, Inc., Campbell Investment
  Company, Joshua Green Corporation

                                                                           SHARES OF
                                                                            COMPANY
                                                                          COMMON STOCK
                                                                             OWNED
          NAME, AGE, POSITION WITH THE COMPANY,                           BENEFICIALLY     PERCENT
          BUSINESS EXPERIENCE DURING PAST FIVE               DIRECTOR     ON MARCH 31,       OF
              YEARS AND OTHER DIRECTORSHIPS                   SINCE          1995*          CLASS
- --------------------------------------------------------------------------------------------------
Hans Michael Gaul, 53(1).................................      1989              552            --
  Deputy Chairman of the Management Board of
  PreussenElektra AG, electricity supply industry, Member
  of the Management Board of VEBA AG, industrial company,
  Germany.
John A. H. Shober, 61(2).................................      1978          113,000(5)        2.6%
  Vice Chairman of the Board of the Company (April 1992
  to date); President and Chief Executive Officer (1989
  to March 1992); President and Chief Operating Officer
  of the Company (1978 to 1988).
  Director of AirGas, Inc., Betz Laboratories, Inc.,
  Eisenhower Exchange Fellowships, Ensign Bickford
  Industries, Inc., First Reserve Corporation, MIBRAG
  gmH., Pennsylvania Hospital and YMCA of Philadelphia.
Frederick C. Witsell, Jr., 61(1).........................      1972            2,325            --
  Vice Chairman and Director, J.P. Morgan Florida FSB
  (Feb. 1994 to date); Managing Director, Morgan Guaranty
  Trust Company of New York (Feb. 1989 to Jan. 1994);
  Senior Vice President, Morgan Guaranty Trust Company of
  New York (1981 to Jan. 1989).
Minturn T. Wright, III, 69(1)............................      1973            1,910            --
  Partner, Dechert Price & Rhoads, attorneys (1961 to
  date).
  Director of The Philadelphia Contributionship.

- ---------------
 * Based on information furnished to the Company by the respective nominees. Except as indicated below, the Company is informed that the respective nominees have sole voting and investment power with respect to the shares shown opposite their names.

(1) These directors are members of the Executive and Compensation Committee.

(2) These directors are members of the Audit Committee.

(3) Includes 20,000 currently exercisable stock options.

(4) Includes 10,800 shares of Company common stock owned by Campbell Investment Company (of which Mr. Cadigan is an officer and director) of which Mr. Cadigan may be deemed to be a beneficial owner under applicable rules of the Securities and Exchange Commission; 11,000 shares of Company common stock owned by Rio Petrol, Inc. (of which Mr. Cadigan is an officer and director) of which Mr. Cadigan may be deemed to be a beneficial owner. Also includes a total of 17,700 shares of Company common stock held in a number of separate accounts with respect to which Mr. Cadigan shares voting or investment power and may be deemed to be a beneficial owner.

(5) Includes 10,000 shares which Mr. Shober may purchase under options granted by the Company in 1992. For purposes of calculating the percentage of outstanding shares owned by Mr. Shober the 10,000 shares subject to such options were deemed to be outstanding. Also includes 100,000 shares owned of record and beneficially by The Sinkler Corporation (a wholly-owned subsidiary of Wentz Corporation) of which Mr. Shober is a director and may be deemed to be a beneficial owner under applicable rules of the Securities and Exchange Commission.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held six regular meetings during 1994. The standing committees of the Board are the Audit Committee and the Executive and Compensation Committee. The Board does not have a Nominating Committee. Each director except Dr. Gaul attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held in 1994 by all committees of the Board on which he served. It was impossible for Dr. Gaul to attend three Board meetings of the Company held in 1994 due to important business meetings he was required to attend in Germany on the same dates.

     The Audit Committee of the Board of Directors, composed of Messrs. Cadigan (Chairman), Shober and Albrecht, met three times during 1994. The Audit Committee, which is elected annually, recommends to the Board of Directors for its nomination independent public accountants to audit the books, records and accounts of the Company, and reviews and approves the overall scope and adequacy of the independent and internal audit programs and the proposed form of the Company's consolidated financial statements. The Audit Committee also reviews the results, findings and recommendations of audits performed by the independent public accountants and the internal auditor, the system of internal accounting controls, the significant accounting policies of the Company as they apply to its consolidated financial statements, the audit fees to be paid to the independent public accountants and the nature of non-audit services performed by the independent public accountants.

     The Executive and Compensation Committee ("Committee") of the Board of Directors, composed of Messrs. Black (Chairman), Gaul, Witsell and Wright, met once during 1994. The Committee reviews and makes recommendations to the Board of Directors regarding compensation for officers of the Company and periodically reviews the Company's and subsidiaries' employee benefit programs and reports its recommendations to the Board of Directors. The Committee, subject to certain exceptions, may exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session.

COMPENSATION OF DIRECTORS

     Each director of the Company receives $650 for each meeting he attends of the Board of Directors and of any Board committee on which he serves and $750 for committee chairmen attending their respective committee meetings. Directors also receive $650 for attending non-Board meetings of the Coal Investment Committee and the Oil and Gas Investment Committee. Directors who are not employees of the Company or its subsidiaries, except for Mr. Shober, also receive an annual retainer fee of $15,000 of which $7,000 can be used to purchase stock of the Company, or, beginning in 1994, can be paid in cash at the election of the Director each year. Mr. Shober receives a cash retainer of $2,000 per month for services as a consultant. Directors may also receive options under the 1995 Directors' Stock Option Plan, if approved. See "Adoption of 1995 Directors' Stock Option Plan."

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth information for the Chief Executive Officer plus all other highly compensated executive officers of the Company at December 31, 1994 for the years 1994, 1993 and 1992:

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                                                   COMPENSATION
                                        ANNUAL                 ---------------------
                                     COMPENSATION                 AWARDS         PAYOUTS
                              ------------------------------------------------------------------
                                                      OTHER     RESTRICTED  SECURITIES               ALL
                                                      ANNUAL      STOCK     UNDERLYING   LTIP       OTHER
        NAME AND                 SALARY    BONUS   COMPENSATION  AWARD(S)    OPTIONS/   PAYOUTS  COMPENSATION
  PRINCIPAL POSITION      YEAR    ($)       ($)       ($)(1)      ($)       SARS(#)(2)   ($)      ($)(3)(4)
- -------------------------------------------------------------------------------------------------------------
Lennox K. Black,          1994    75,000      -0-     32,082      -0-       20,000     -0-          -0-
  Chairman and Chief      1993    75,000      -0-     30,132      -0-          -0-     -0-          -0-
  Executive Officer       1992    18,750      -0-     29,924      -0-       20,000     -0-           --
A. James Dearlove,        1994   166,250   40,000      6,167      -0-       10,000     -0-       25,067
  President and Chief     1993   147,450    7,372      5,817      -0-          -0-     -0-       19,659
  Operating Officer       1992   137,450      -0-      4,906      -0-        6,000     -0-           --
Vincent Matthews, III,    1994   181,000   40,000     38,041      -0-       10,000     -0-       26,318
  Senior Vice             1993   171,600    8,580     11,232      -0-          -0-     -0-       23,060
  President               1992   181,600   10,000      7,846      -0-       10,000     -0-           --
Robert J. Jaeger,         1994   130,000   40,000      9,344      -0-       10,000     -0-       25,019
  Vice President,         1993   117,600    5,880     11,232      -0-          -0-     -0-       16,062
  Treasurer and           1992   117,600      -0-     11,232      -0-        6,000     -0-           --
  Controller

- ---------------
(1) Includes $20,850 (1994), $18,900 (1993), $21,500 (1992) paid to Mr. Black for fees and annual retainer as a director of the Company; car allowances:
    Mr. Black $11,232 (1994), $11,232 (1993), $8,424 (1992); Dr. Matthews
    $11,232 (1994), $11,232 (1993), $5,616 (1992); and Mr. Jaeger $7,488 (1994),
    $11,232 (1993), $11,232 (1992); personal use of Company car: Mr. Dearlove $6,167 (1994), $5,817 (1993), $4,906 (1992); Dr. Matthews $2,230 (1992); and
    Mr. Jaeger $1,856 (1994); moving allowance: Dr. Matthews $14,300 (1994); and moving expenses: Dr. Matthews $12,509 (1994).

(2) 1994 stock option grants to Dr. Matthews, Mr. Dearlove and Mr. Jaeger are subject to approval by the shareholders of the 1994 Stock Option Plan. See "Adoption of the 1994 Stock Option Plan."

(3) All Other Compensation for the named executive officers in 1994 and 1993 consisted of Company contributions to the retirement/savings plan, Company contributions to the employees' stock ownership plan (ESOP), and life insurance premiums. Amounts contributed to the retirement/savings plans during 1994 and 1993 included: Dr. Matthews -- $1,800 and $1,800; Mr. Dearlove -- $1,800 and $1,800; and Mr. Jaeger -- $1,800 and $1,800. Amounts contributed to the employees' stock ownership plan during 1994 and 1993 included: Dr. Matthews -- $22,747 and $19,567, Mr. Dearlove -- $22,223 and $16,815, and Mr. Jaeger -- $22,262 and $13,413. Company paid life insurance premiums for 1994 and 1993 included: Dr. Matthews -- $1,771 and $1,693; Mr. Dearlove -- $1,044 and 1,044; and Mr. Jaeger -- $957 and $849. Information concerning 1992 was not included in the table.

(4) Under the Company's policy concerning severance benefits, senior officers (including all executive officers) whose employment is terminated following a change in control (as defined in the policy) of the Company will receive severance pay according to a formula which takes into account the officer's age, salary and length of service with the Company. The maximum amount payable to a senior officer under the policy is 250% of then-current annual salary. The amounts under the severance policy to the executive officers listed in the table if they were terminated on the date of this proxy statement following a change of control would be:

        Mr. Dearlove..................................................    17.5 months or $291,667
        Dr. Matthews..................................................      16 months or $252,193
        Mr. Jaeger....................................................    17.5 months or $189,583

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The Board of Directors approved, subject to shareholder approval, the 1994 Stock Option Plan effective March 31, 1994. Under the terms of the 1994 Plan, executive officers and key employees were granted a total of 65,500 non-qualified options without SARs in 1994. Such grants are conditioned on the adoption of the 1994 Stock Option Plan. See "Adoption of the 1994 Stock Option Plan."

                                  INDIVIDUAL GRANTS                                        POTENTIAL REALIZABLE
- --------------------------------------------------------------------------------------       VALUE AT ASSUMED
                           NUMBER OF        PERCENT                                           ANNUAL RATES OF
                           SECURITIES       OF TOTAL                                            STOCK PRICE
                           UNDERLYING     OPTIONS/SARS     EXERCISE                          APPRECIATION FOR
                            OPTIONS/       GRANTED TO         OR                                OPTION TERM
                              SARS        EMPLOYEES IN       BASE         EXPIRATION       ---------------------
          NAME              GRANTED       FISCAL YEAR       PRICE            DATE             5%          10%
- ----------------------------------------------------------------------------------------------------------------
Lennox K. Black..........    20,000            23%           31.25       July 13, 2004     $393,100     $996,100
A. James Dearlove........    10,000(1)         12%           32.88      March 31, 2004     $206,800     $524,000
Vincent Matthews, III....    10,000(1)         12%           32.88      March 31, 2004     $206,800     $524,000
Robert J. Jaeger.........    10,000(1)         12%           32.88      March 31, 2004     $206,800     $524,000

- ---------------
(1) Options granted to Messrs. Dearlove, Matthews and Jaeger are subject to adoption of the 1994 Stock Option Plan.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     The following table presents information regarding the number of unexercised options to purchase common shares and the number of unexercised stock appreciation rights at December 31, 1994:

                                                        NUMBER OF                     NUMBER OF
                                                       UNEXERCISED                   UNEXERCISED
                                                        OPTIONS AT                    SAR'S AT
                                                       DECEMBER 31,                 DECEMBER 31,
                    NAME                                   1994                         1994
- -----------------------------------------------------------------------------------------------------------
                                                  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                  -----------   -------------   -----------   -------------
Lennox K. Black..............................    20,000         20,000             -0-            -0-
Vincent Matthews, III........................    10,000         10,000             -0-            -0-
A. James Dearlove............................    15,700         10,000             -0-            -0-
Robert J. Jaeger.............................    13,900         10,000             -0-            -0-

     No member of the named executive officer group exercised any options or SARs during 1994. None of the options or SARs were in-the-money, as their exercise prices exceeded the stock market price of the Company's underlying common stock. The schedule includes options granted under the 1994 Stock Option Plan which is subject to shareholder approval.

               REPORT OF THE EXECUTIVE AND COMPENSATION COMMITTEE

     The Board's Executive and Compensation Committee (the "Committee") makes recommendations to the Board of Directors concerning the compensation of the Chief Executive Officer and the highly compensated executive officers of the Company.

     COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS. The Committee's executive compensation policies are designed to provide competitive levels of compensation that relate compensation to the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Committee attempts to achieve these objectives through a combination of base salary, stock options, and cash bonus awards.

     BASE SALARY. Executive salaries are reviewed by the Committee on a yearly basis and are set for individual executive officers based on subjective evaluations of each individual officer's performance and the Company's performance. Through these criteria, the Committee believes that salaries may be set in a manner that is both competitive and reasonable within the Company's industry.

     STOCK OPTIONS. Stock options are granted to executive officers and other employees of the Company by the Committee as a means of providing long-term incentive to the Company's employees. The Committee believes that stock options encourage increased performance by the Company's employees, including its officers, and align the interests of the Company's employees with the interests of the Company's stockholders. Decisions concerning the granting of stock options are made on the same basis as decisions concerning base salary as discussed in the previous paragraph.

     CASH BONUS AWARDS. The Committee considers on an annual basis whether to pay cash bonuses to some or all of the Company's employees, including the Company's executive officers. The Committee's objective is to insure that the Company will remain competitive in its compensation practices and be able to retain qualified executive officers.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the Company's Chief Executive Officer is determined in the same manner as the compensation for other executive officers as described above.

     Mr. Black's base salary was $75,000 in 1994. In addition, the Committee granted Mr. Black options in July 1994 to acquire 20,000 shares of the Company stock at an exercise price of $31.25. In February 1995 the Committee approved an additional grant of 25,000 options at an exercise price of $32.25 which were granted under the 1994 Stock Option Plan. Mr. Black will also receive 5,000 options at an exercise price of $32.25 under the 1995 Directors' Stock Option Plan. The 1995 and 1994 grants to Mr. Black under the aforementioned plans are each subject to shareholder approval. See "Adoption of the 1994 Stock Option Plan" and "Adoption of the 1995 Directors' Stock Option Plan."

                   The Executive and Compensation Committee:

Lennox K. Black (Chairman)             Frederick C. Witsell, Jr.
Hans Michael Gaul                      Minturn T. Wright, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive and Compensation Committee of the Board of Directors was composed of Messrs. Black (Chairman), Gaul, Witsell and Wright for the year ending December 31, 1994. Mr. Black served as Chairman of the Board and Chief Executive Officer of the Company for the year ending December 31, 1994.

     Frederick C. Witsell, Jr., is currently Vice Chairman of J.P. Morgan Florida FSB, a subsidiary of J.P. Morgan & Co. Incorporated. Morgan Guaranty Trust Company, another subsidiary of J.P. Morgan, performs investment banking services for the Company for which fees are received.

     Minturn T. Wright, III, a director and nominee for reelection as a director, is a partner in the law firm of Dechert Price & Rhoads. Dechert Price & Rhoads received fees for legal services and for Mr. Wright's services as a director of the Company rendered during 1994 to the Company and its subsidiaries. Directors' fees received by Mr. Wright are credited against statements rendered by that firm to the Company.

PERFORMANCE GRAPH

     The following graph shows changes over the past five years in the value of $100 invested in (1) Standard and Poor's Industrials Index; (2) Standard and Poor's Energy Index; and (3) Penn Virginia Corporation Common Stock.

     The year-end values of each investment are based on share price appreciation plus dividends paid in cash, with the dividends invested on the date they were paid.

                         CUMULATIVE SHAREHOLDER RETURN

                     DECEMBER 31, 1989 TO DECEMBER 31, 1994

                                                  S&P ENERGY        S&P IN-
      MEASUREMENT PERIOD           PENN VIR-       COMPOSITE       DUSTRIALS
    (FISCAL YEAR COVERED)         GINIA CORP         INDEX           INDEX
1989                                       100             100             100
1990                                     97.91          103.15           99.11
1991                                     79.85          110.92          129.59
1992                                     81.64          113.18          136.98
1993                                     95.78          130.98          149.35
1994                                     84.16          136.00          155.05

EMPLOYEES' RETIREMENT/SAVINGS PLAN

     Employees of the Company and its subsidiaries and affiliates who have joined in the Penn Virginia Corporation and Affiliated Companies Employees' Retirement/Savings Plan (the "Retirement/Savings Plan"), who are not covered by collective bargaining agreement and who have completed twelve months of service within which they have been credited with at least 1,000 hours of service, may participate in the Retirement/Savings Plan.

     Under the Retirement/Savings Plan, an employee may elect to contribute to the Retirement/Savings Plan up to 10% of his or her eligible monthly compensation. These contributions may be either salary deferral contributions, whereby an employee elects to defer a portion of his or her salary and have the deferred amount contributed to the Retirement/Savings Plan, or savings contributions. Both forms of contributions reduce the amount of compensation that would otherwise be paid to an employee, but salary deferral contributions are intended to qualify for the federal income tax treatment provided by section 401(k) of the Internal Revenue Code ("Code"). The committee administering the Retirement/Savings Plan has the right to raise the percentage of compensation an employee may defer and contribute to the Retirement/Savings Plan to up to 15%. The Company makes matching contributions to the Retirement/Savings Plan on behalf of each participant, up to a maximum of 6% of the participant's compensation. Beginning July 1, 1988, the annual matching contribution was limited to $1,800 per employee for any calendar year. Matching contributions are made to the trustee of the Retirement/Savings Plan (First Fidelity Bank, N.A., Philadelphia, Pennsylvania) which uses the contributions to purchase common stock of the Company for participating employees' accounts. Employee contributions are made to the trustee which makes investments according to individual employee elections.

     Once each plan year, a participant who has attained age 60 may direct the trustee to sell a portion of the shares in his account and transfer the proceeds to a fixed investment fund at The Vanguard Group which provides the participant with a variable rate of return on the amount so invested.

EMPLOYEES' PENSION PLAN

     The Company sponsors a defined benefit pension plan for employees of the Company and its subsidiaries to which employees make no contributions. In general, the pension plan provides for payment of annual retirement benefits to eligible employees who retire at normal retirement age 65. A career average benefit formula determines the pension payment, which is based on the years of service and the annual earnings of the employee. The pension plan is designed to provide a retirement income which, when combined with benefits from the Company's defined contribution plans and Social Security, will maintain the long-term employee's standard of living at the time of retirement. The pension plan also provides for deferred retirement benefits for disabled employees, reduced benefits for early retirement, and additional accrual for years of service beyond age 65.

     The following table shows the estimated annual pension benefits payable to employees of the Company, including officers, upon retirement at age 65, in various remuneration and years-of-service classifications, assuming the election of a pension benefit payable as a life annuity with five years certain. The table is representative of an employee who is currently age 65. Benefit amounts set forth in the table are not presently subject to any deduction for Social Security benefits or other offset amounts.

                                ESTIMATED ANNUAL RETIREMENT BENEFIT FOR YEARS OF SERVICE INDICATED
   ANNUAL        -------------------------------------------------------------------------------------------------
REMUNERATION          15               20               25               30               35               40
- ------------     ------------     ------------     ------------     ------------     ------------     ------------
  $125,000         $   24,375       $   32,500       $   40,625       $   48,750       $   56,875       $   65,000
   150,000             29,250           39,000           48,750           58,500           68,250           78,000
   175,000             29,250*          39,000*          48,750*          58,500*          68,250*          78,000*
   200,000             29,250*          39,000*          48,750*          58,500*          68,250*          78,000*

- ---------------
* Beginning in 1989, the Internal Revenue Code restricts the amount of annual compensation which may be considered in the computation of benefits payable from a qualified pension plan. The 1994 compensation limit is $150,000. For the table projections, this limit is assumed to remain unchanged in future years.

     Years of service credited under the pension plan for the following individuals are: Dr. Matthews -- 6 years, Mr. Dearlove -- 17 years and Mr. Jaeger -- 19 years.

PLAN OF DEFERRED COMPENSATION

     The Company maintains a Plan of Deferred Compensation to provide officers who have annual compensation in excess of $150,000 with pension benefits in excess of those payable under the pension plan. The formula by which benefits are determined under the Plan of Deferred Compensation is A+B+C-D, where A equals, for years of service before 1983, 0.9% of the lesser of (i) total compensation for 1982 or (ii) the average of a participant's last five years of compensation, plus 0.7% of compensation in excess of Social Security covered compensation; B equals, for years of service after 1982 and before 1989, 0.9% of total compensation plus 0.7% of compensation in excess of Social Security covered compensation; C equals, for years of service after 1988, 1.3% of annual compensation; and D equals the benefit payable under the Company pension plan. An officer who terminates employment with the Company, other than by reason of retirement or death, will be ineligible to receive a benefit. Assuming reasonable increases in compensation until retirement at age 65, the estimated annual benefits payable under the Plan of Deferred Compensation at age 65 are as follows: Mr. Dearlove -- $26,580, Dr. Matthews -- $15,240, and Mr.
Jaeger -- $3,630.

1980 INCENTIVE STOCK PLAN

     Under the terms of the Company's 1980 Incentive Stock Plan (the "1980 Plan"), which expired in 1990, the Company could offer an aggregate of 200,000 shares (subject to adjustments for stock dividends, stock splits and the like) of the Company's common stock to officers and key employees in a management role of the Company and its 50%-or-more-owned subsidiaries upon the exercise of stock options or stock appreciation rights granted to them pursuant to the 1980 Plan. A stock appreciation right gives the holder, as an alternative to the exercise of the related stock option, the right to receive, without payment to the Company, any appreciation in the value of the shares subject to the related option that has taken place between the dates of grant and exercise. Subject to certain restrictions, the holder may receive this gain in cash or stock or in a combination of both. A stock option or stock appreciation right granted under the 1980 Plan may be exercised at any time after twelve months and prior to ten years following the date it is granted. Upon exercise of a stock option any related stock appreciation right automatically expires. Upon exercise of a stock appreciation right the stock option to which it is attached automatically expires. The 1980 Plan has expired and no more options may be granted. Previously granted and unexercised options are still exercisable.

                   II. ADOPTION OF THE 1994 STOCK OPTION PLAN

     On May 7, 1980, the shareholders of the Company adopted an incentive stock option plan for key management personnel of the Company. The 1980 Plan has expired; the Board of Directors believes that the 1980 Plan has been of substantial benefit to the Company as a means of attracting and retaining the services of key management personnel by providing them the incentive of stock ownership in the Company. The Board of Directors therefore recommends adoption by the shareholders of the 1994 Stock Option Plan (the "1994 Plan") authorizing the grant of additional stock options so that the Company can retain valued employees and directors.

     The full text of the 1994 Plan is set forth on Annex A to this proxy statement, beginning on page A-1.

     The 1994 Plan provides for two incentive elements, non-qualified stock options and incentive stock options. The 1994 Plan will allow the Company to offer an aggregate of 500,000 shares (subject to adjustment for stock dividends, stock splits and the like) of the common stock of the Company to eligible directors, officers and key employees of the Company upon the exercise of stock options granted to them pursuant to the 1994 Plan. A stock option gives the holder the right to purchase from the Company a specified number of shares of the Company's common stock for a specified price during a specified period.

     ADMINISTRATION OF THE 1994 PLAN

     The 1994 Plan will be administered by a committee (the "Committee") composed of three directors of the Company who will be appointed by the full board of directors and who will not be eligible to participate in the 1994 Plan. The Committee is authorized, subject to the provisions of the 1994 Plan, to determine which eligible directors and employees shall be granted options and the terms and amounts. No determination has been made as to the specific employees to whom options may be granted under the 1994 Plan or as to the amount or terms of options that may be granted to any such employee.

     The 1994 Plan may be amended by the Committee, but any amendment that increases the aggregate number of shares of common stock that may be issued under the 1994 Plan, that changes the class of eligible employees, or that otherwise requires the approval of shareholders under Rule 16b-3 of the Securities Exchange Act of 1934 will require the prior approval of the shareholders of the Company.

     Options may be granted under the 1994 Plan at any time. Agreements between the Company and recipients of options and grants under the 1994 Plan will contain the provisions referred to in the 1994 Plan under the caption "Securities Laws" and such other provisions as are determined by the Committee.

     DESCRIPTION OF STOCK OPTIONS

     The price per share of all shares of common stock of the Company for which options are granted under the 1994 Plan, which is payable to the Company in cash upon exercise of the option, may not be less than the market value (as reported on NASDAQ) of such shares on the date the option is granted. Options are exercisable at any time after twelve months and prior to ten years following the date of grant. Options are not transferable except by will or the laws of descent and distribution.

     FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1994 Plan are either non-qualified stock options or incentive stock options for federal income tax purposes. A recipient of a non-qualified stock option will not recognize income, and the Company will not be entitled to a federal income tax deduction, when the non-qualified stock option is granted. Upon exercise, the owner of the option will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received on the date of exercise over the option price, and the Company will receive a deduction in the same amount.

     A recipient of an incentive stock option will not recognize income when the incentive stock option is granted. If the recipient holds shares acquired upon exercise of the incentive stock option for one year from the date of exercise and two years from the date of grant, the tax is deferred until the sale of the stock acquired upon exercise, and any gain is a long-term capital gain. The Company is not entitled to a tax deduction at the time of grant, exercise or sale, assuming the recipient meets the requisite holding periods.

     NEW PLAN BENEFITS

     The following table sets forth the number and value of options that have already been granted under the 1994 Plan. All of such options are subject to the approval by the Company's shareholders of the 1994 Plan.

                           OPTIONS GRANTED UNDER THE
                  1994 STOCK OPTION PLAN AS OF MARCH 31, 1995

                            NAME AND POSITION                             NUMBER OF OPTIONS
    ------------------------------------------------------------------    -----------------
    Lennox K. Black...................................................          25,000
      Chairman and Chief Executive Officer
    A. James Dearlove.................................................          30,000
      President and Chief Operating Officer
    Vincent Matthews, III.............................................          20,000
      Senior Vice President
    Robert J. Jaeger..................................................          10,000
      Vice President, Treasurer and Controller
    Executive Officers as a Group.....................................          95,000
    Non-Existing Directors as a Group.................................             -0-
    Other Employees as a Group........................................          66,500

Executive officers and key employees were granted 65,500 options at an exercise price of $32.88 and an expiration date of March 31, 2004 and 96,000 options at an exercise price of $32.25 and an expiration date of February 8, 2005. The options were granted as follows: Mr. Black 25,000 ($32.25); Mr. Dearlove 20,000 ($32.25) and 10,000 ($32.88); Dr. Matthews 10,000 ($32.25) and 10,000 ($32.88);
Mr. Jaeger 10,000 ($32.88); and all other employees as a group 41,000 ($32.25) and 35,500 ($32.88). The market value of the Company stock at the close of business on March 13, 1995 was $31.50.

     EFFECTIVE DATE AND IMPLEMENTATION

     The 1994 Plan will become effective upon the affirmative vote of the holders of a majority of the common stock of the Company present in person or by proxy at the annual meeting and entitled to vote.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the 1994 Stock Option Plan.

             III. ADOPTION OF THE 1995 DIRECTORS' STOCK OPTION PLAN

     The Board of Directors believe that the value of the Company can be enhanced through an effective stock option plan for directors. Such a plan attracts and retains the services of experienced and knowledgeable directors and encourages the directors to acquire a proprietary and vested interest in the growth and performance of the Company. Under the terms of the proposed 1995 Directors' Stock Option Plan ("the

Directors' Plan"), each eligible director will initially receive options to acquire 5,000 shares and options to acquire 100 shares for each of the years 1996 through 1999. The total number of shares as to which options may be granted under the Directors' Plan is 75,000. There are currently seven directors who are eligible to receive options under the Directors' Plan.

     The Directors' Plan is intended to be a formula plan under Rule 16b under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors of the Company may amend the Directors' Plan, but no amendment may be made (i) that would adversely affect outstanding options without the optionee's consent (ii) without the approval of the shareholders if required to comply with any tax or regulatory requirement (including exemptive relief under Section 16(b) of the Exchange Act) or (iii) that would increase the aggregate number of shares that may be issued upon the exercise of options, other than with respect to adjustments to reflect certain corporate transactions as set forth in the Directors' Plan. No provision of the Directors' Plan that (i) permits eligible directors to receive options, (ii) states the amount or price of options to be granted, (iii) specifies the timing of grants of options, or
(iv) sets forth a formula that determines the amount, price or timing of grants of options, shall be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     DESCRIPTION OF STOCK OPTIONS

     The price per share of common stock of the Company purchasable upon exercise of an option granted under the Directors' Plan is equal to the closing price of such shares as reported on NASDAQ on the date the options are granted. The options are exercisable after one year of service on the Board and prior to ten years following the date of grant. Options are immediately exercisable upon a change in control of the Company. Options are not transferable other than by will or the laws of descent and distribution.

     FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Directors' Plan are non-qualified stock options for federal income tax purposes and are subject to the same tax treatment as described under the 1994 Plan with respect to non-qualified stock options.

     NEW PLAN BENEFITS

     The following table sets forth grants made under the Directors' Plan. All such grants are subject to shareholder approval of the Directors' Plan.

                           OPTIONS GRANTED UNDER THE
             1995 DIRECTORS' STOCK OPTION PLAN AS OF MARCH 31, 1995

                            NAME AND POSITION                             NUMBER OF OPTIONS
    ------------------------------------------------------------------    -----------------
    Lennox K. Black...................................................           5,000
      Chairman and Chief Executive Officer
    All Executive Officers as a Group.................................           5,000
    Non-Executive Directors as a Group................................          30,000

On February 8, 1995, 5,000 options were granted to each director, subject to shareholder approval of the Directors' Plan. Exercise price is $32.25; expiration date is February 8, 2005. The market value of the Company's stock at the close of business on March 13, 1995 was $31.50.

     The full text of the Directors' Plan is set forth on Annex B to this proxy statement, beginning on page B-1.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the 1995 Directors' Stock Option Plan.

EMPLOYEES' STOCK OWNERSHIP PLAN (ESOP)

     Effective June 1, 1985, the Company established an Employees' Stock Ownership Plan ("ESOP") and Trust for the benefit of employees. All employees of the Company and its subsidiaries and affiliates, who are not covered by a collective bargaining agreement and who have completed 12 months of service within which they have been credited with at least 1,000 hours of service, automatically become participants in the ESOP. The Trust borrowed $6,000,000 and the proceeds of the loan were used to purchase a total of 122,583 shares of Company common stock. The stock will be held in an unallocated stock account and then allocated to participants' accounts as the loan is paid off and will be paid to participating employees and their beneficiaries upon retirement or other termination of service. Participants are neither required nor permitted to make contributions to the ESOP.

     Under the loan agreement, the Company guaranteed the loan and is obligated to make annual contributions sufficient to enable the Trust to repay the loan, including interest. Principal on the loan is due in forty quarterly installments of $150,000 and the first payment was made in September 1985. When a payment is made on the loan, stock is released for allocation to participants' accounts in the proportion that each participant's compensation bears to the total compensation of all participants.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during 1994 all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                   IV. AMENDMENT TO ARTICLES OF INCORPORATION

     The authorized capital stock of the Company now consists of 8,000,000 shares of common stock of the par value of $6.25 per share, of which there are presently outstanding 4,437,517 shares, and 100,000 shares of preferred stock, none of which has been issued. The Board of Directors has proposed that the Articles of Incorporation be amended so that the authorized common stock will be increased to 20,000,000 shares of the par value of $6.25 per share. In order for the amendment to become effective, the proposal must be approved by the holders of more than two-thirds of the outstanding shares of common stock entitled to vote at the annual meeting. If the proposed amendment is approved by the shareholders, the Company will have 15,562,483 shares of authorized and unissued common stock. These shares will be available for issuance from time to time to such entities for such consideration as the Board of Directors may determine, without further action by the shareholders. The Company has no present agreements or understanding with third parties with respect to the issuance of these shares, nor is the Company presently negotiating for any such agreements or understandings; however, the Board of Directors believes that it would be in the best interest of the Company and its shareholders to be able to respond quickly to strategic opportunities without the further necessity of obtaining shareholder approval at such time.

     The Articles of Incorporation of the Company provide that shareholders of the Company do not have pre-emptive or other rights to subscribe for or purchase any proportionate share of the authorized but unissued common stock of the Company.

     The following resolution was adopted by the Board of Directors on February 8, 1995 and will be presented for adoption by the shareholders at the annual meeting in order to effect the increase in the Company's authorized capital stock described above:

          RESOLVED, That the Articles of Incorporation of the Company, as heretofore restated and amended, are further amended by changing Article 6 to read in its entirety as follows:

             6. The aggregate number of shares which the corporation has authority to issue is 20,100,000 shares, divided into two classes consisting of 100,000 shares of Preferred Stock of the par value of $100 per share (hereinafter called "Preferred Stock") and 20,000,000 shares of Common Stock of the par value of $6.25 per share (hereinafter called "Common Stock").

             The following is a description of each class of shares, and a statement of the preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon them (except those which the board of directors is authorized to fix as hereinafter provided):

                                PREFERRED STOCK

                (a) Issue in Series. The shares of Preferred Stock from time to time may be divided into and issued in one or more series, each to have the terms stated herein and in the resolution of the board of directors providing for its issue. All shares of any one series of Preferred Stock shall be identical, and all series of Preferred Stock shall rank equally and be identical except as permitted hereunder.

                (b) Creation of Series. The board of directors of the corporation shall have the authority by resolution to divide the Preferred Stock into one or more series, and to fix and determine with respect to each series (i) the rate of dividend, the time of payment and the dates from which dividends shall be cumulative, and the extent of participation rights, if any, (ii) any right to vote with holders of shares of any other series or class and any right to vote as a class, either generally or as a condition to specified corporate action, (iii) the price at and the terms and conditions on which shares may be redeemed, (iv) the amounts payable upon shares in event of voluntary or involuntary liquidation, (v) sinking fund provisions for the redemption or purchase of shares, and (vi) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion.

                                  COMMON STOCK

                (c) Dividends. Holders of Common Stock shall be entitled to receive such dividends as may be declared by the board of directors, except that the corporation will not declare, pay or set apart for payment any dividend on shares of Common Stock (other than dividends payable in Common Stock), or directly or indirectly make any distribution on, redeem, purchase or otherwise acquire any such shares, if at the time of such action the corporation is in default with respect to any dividend payable on or any sinking or purchase fund requirement relating to shares of Preferred Stock.

                (d) Distribution of Assets. In the event of the voluntary or involuntary liquidation of the corporation, holders of Common Stock shall be entitled to receive pro rata all of the remaining assets of the corporation available for distribution to its stockholders after all amounts to which the holders of Preferred Stock are entitled have been paid or set aside in cash for payment.'

     If the resolution is approved, the Company will shortly thereafter deliver Articles of Amendment to its Articles of Incorporation to the State Corporation Commission of Virginia as required by Virginia law, and upon issuance of a Certificate of Amendment by that Commission, the amendment will become effective.

     The Board of Directors recommends that the shareholders vote FOR the amendment to the Articles of Incorporation.

                        FINANCIAL AND OTHER INFORMATION

     KPMG Peat Marwick LLP served as the Company's independent certified public accountants for the year 1994 and will continue to serve as such for the Company in 1995. A representative of that firm will be present at the Annual Meeting and will have the opportunity to make a statement, if he desires to do so, and to respond to appropriate questions from shareholders.

     UPON THE WRITTEN REQUEST OF ANY PERSON WHO ON THE RECORD DATE WAS A RECORD OWNER OF COMPANY COMMON STOCK, OR WHO REPRESENTS IN GOOD FAITH THAT HE WAS ON SUCH DATE A BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL SEND TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR THIS REPORT SHOULD BE DIRECTED TO BEVERLY COLE MCGUIRE, CORPORATE SECRETARY, PENN VIRGINIA CORPORATION, 800 THE BELLEVUE, 200 S. BROAD STREET, PHILADELPHIA, PA. 19102.

                             SHAREHOLDER PROPOSALS

     ANY PROPOSAL SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN THE COMPANY'S PROXY STATEMENT AND PROXY FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY MUST BE RECEIVED BY THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES NO LATER THAN NOVEMBER 28, 1995, AND MUST COMPLY IN ALL OTHER RESPECTS WITH APPLICABLE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION RELATING TO SUCH INCLUSION.

                                 OTHER BUSINESS

     The Board of Directors has no present intention of bringing any other business before the meeting and has not been informed of any other matters that are to be presented to the meeting. If any such matters properly come before the meeting, however, the persons named in the enclosed proxy will vote in accordance with their best judgment.

     By order of the Board of Directors.

                                          BEVERLY COLE MCGUIRE
                                          Corporate Secretary

                                                                         ANNEX A

                           PENN VIRGINIA CORPORATION

                             1994 STOCK OPTION PLAN

1. PURPOSE OF PLAN

     The purpose of the Plan is to provide individual performance incentives and awards to the Company's employees, to assist the Company in retaining the employment of valued employees by offering them a greater stake in the Company's success and a closer identity with it, to aid in gaining the services of individuals whose employment would be helpful to the Company and would contribute to its success, and to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's continued progress and thus to provide them with a further incentive to continue as a director of the Company.

2. DEFINITIONS

     (a) "Board" means the board of directors of the Parent Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the committee described in Section 5.

     (d) "Company" means the Parent Company and each of its Subsidiary
Companies.

     (e) "Date of Grant" means the date on which an Option is granted.

     (f) "Eligible Director" means a member of the Board who is neither an officer nor an employee of the Company.

     (g) "Incentive Stock Option" means an option granted under the Plan, designated by the Committee at the time of such grant as an Incentive Stock Option and containing the terms specified herein for Incentive Stock Options.

     (h) "Non-Qualified Option" means an option granted under the Plan, designated by the Committee at the time of such grant as a Non-Qualified Option and containing the terms specified herein for Non-Qualified Options.

     (i) "Officer" means an officer as defined in Rule 3b-2 (or any similar rule) of the Securities and Exchange Commission.

     (j) "Option" means any stock option granted under the Plan and described either in Section 3(a) or Section 3(b).

     (k) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

     (l) "Parent Company" means Penn Virginia Corporation.

     (m) "Shares" means shares of common stock, par value $6.25 per share, of the Parent Company.

     (n) "Subsidiary Companies" means all corporations that at any relevant time are subsidiary corporations of the Parent Company within the meaning of section 424(f) of the Code.

     (o) "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or within the meaning of the attribution rules contained in section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations, as defined respectively in sections 424(e) and (f) of the Code.

     (p) "Value" on any date means (i) for Options granted on March 31, 1994, the mean between the closing price and the high price of the Shares on such date on the National Association of Securities Dealers

Automated Quotation System ("NASDAQ"), and (ii) for Options granted on or after April 1, 1994, the closing price of the Shares on such date on the NASDAQ or such other generally recognized price quotation source as the Committee shall select.

3. RIGHTS TO BE GRANTED

     Rights that may be granted under the Plan are:

     (a) Incentive Stock Options that give the Optionee the right for a specified time period to purchase a specified number of Shares for a price not less than their Value on the Date of Grant; and

     (b) Non-Qualified Options that give the Optionee the right for a specified time period to purchase a specified number of Shares for a price not less than their Value on the Date of Grant.

4. STOCK SUBJECT TO PLAN

     Subject to Section 11, not more than 500,000 Shares in the aggregate may be issued pursuant to the Plan. If an Option terminates or expires without having been exercised in full, other Options may be granted covering such Shares.

5. ADMINISTRATION OF PLAN

     (a) The Plan shall be administered by the Committee, which shall be composed of three directors of the Parent Company, appointed by the Board. None of the members of the Committee shall be eligible (or shall have been eligible while serving on the Committee or within one year prior to the date of their appointments) to selection as a person to whom Options may be granted or awarded under the Plan (other than as provided in Section 7(d)) or selection as a person to whom stock may be allocated or to whom stock options, stock appreciation rights or any other equity securities may be granted or awarded under any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, options or stock appreciation rights of the Company or any of its affiliates (other than a plan that is a "formula plan" meeting the conditions in Rule 16b-3(c)(2)(ii), or any similar rule, of the Securities and Exchange Commission).

     (b) The Committee may delegate to a person designated from time to time by the Committee as the Plan administrator the Committee's discretion pursuant to Sections 8(c) and 8(j).

6. GRANT OF RIGHTS

     Subject to Section 7, the Committee may grant Options to Eligible Directors and eligible employees of the Company in such amounts and at such times as shall be determined by the Committee.

7. ELIGIBILITY

     (a) Non-Qualified Options may be granted only to (i) Eligible Directors and
(ii) employees of the Company who are officers or persons whose principal duties consist of supervising the work of other employees of the Company or who are otherwise key employees of the Company, including employees who are also directors.

     (b) Incentive Stock Options may be granted only to employees of the Company who are officers or persons whose principal duties consist of supervising the work of other employees of the Company or who are otherwise key employees of the Company, including employees who are also directors.

     (c) An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the option price and period of exercise as are provided in Sections 8(a) and 8(e) with respect to such a person.

     (d) No Option shall be granted to any Eligible Director unless (i) the number or maximum number of Shares that Eligible Directors may acquire or that may be subject to Options granted pursuant to the Plan and the terms upon which and the time at which or the period within which such shares may be acquired or such

Options may be acquired and exercised shall be approved by the shareholders of the Parent Company; or (ii) such grant shall not otherwise impair the qualification of such grantee as a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Commission.

8. OPTION AGREEMENTS AND TERMS

     All Options shall be granted prior to March 31, 2004 and be evidenced by option agreements that shall be executed on behalf of the Parent Company and by the respective Optionees. The terms of each such agreement shall be determined from time to time by the Committee, consistent, however, with the following:

     (a) Option Price. The option price per Share of any Options granted to an Optionee shall be determined by the Committee but shall not be less than 100 percent of the Value of the Shares on the Date of Grant; provided that with respect to any Incentive Stock Options granted to a Ten Percent Shareholder, the option price per Share shall not be less than 110 percent of the Value of the Shares on the Date of Grant.

     (b) Restrictions on Transferability. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, shall be exercisable only by him or her. Upon the death of an Optionee, the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Options only in accordance with the provisions of Section 8(e).

     (c) Payment. Full payment for Shares purchased upon the exercise of an Option shall be made in cash or, at the election of the person exercising the Option and subject to the approval of the Committee at the time of exercise, by surrendering, or by the Parent Company's withholding from Shares purchased, Shares with an aggregate Value, on the date immediately preceding such exercise date, equal to all or any portion of the option price not paid in cash.

     (d) Issuance of Certificates; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon receipt of payment of the option price and any withholding taxes payable pursuant to subsection (j), the Parent Company shall deliver a certificate for the number of whole Shares and a check for the Value on the date of exercise of the fractional Share to which the person exercising the Option is entitled. The Parent Company shall not be obligated to deliver any certificates for Shares until such Shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding Shares of such class at the time are listed nor until there has been compliance with such laws or regulations as the Parent Company may deem applicable. The Parent Company shall use its best efforts to effect such listing and compliance.

     (e) Periods of Exercise of Options. An Option shall be exercisable in whole or in part at such time as may be determined by the Committee and stated in the option agreement; provided that no Option shall be exercisable before the later to occur of (i) the shareholders of the Parent Company approving the Plan or
(ii) one year from the Date of Grant and that no Option shall be exercisable after five years from the Date of Grant in the case of an Option granted to a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases, and the following limitations shall apply:

          (1) Subject to the limitations on the exercise of Incentive Stock Options contained in subsection (g), and unless otherwise determined by the Committee with respect to any Option, in the event that an Optionee ceases to be an employee of the Company or an Eligible Director for any reason other than death, any Option held by such Optionee shall not be exercisable after three months from the date the Optionee ceases to be an employee of the Company (in the case of an Incentive Stock Option) or from the date the Optionee is neither an employee nor an Eligible Director (in the case of a Non-Qualified Option);

     provided that if cessation is due to the disability of the Optionee (as determined by the Board), his or her Option shall be exercisable during such period after the date of such cessation as shall be determined by the Committee in its discretion (which shall not, in the case of an Incentive Stock Option, be longer than one year after such cessation of employment). An option exercisable after the date of such cessation shall be exercisable only to the extent exercisable as of the date of such cessation. Notwithstanding the forgoing, an Option shall not be exercisable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases.

          (2) In the event that an Optionee ceases to be an employee of the Company or an Eligible Director by reason of his or her death, an Incentive Stock Option shall not be exercisable after six months from the date of death and a Non-Qualified Option shall not be exercisable after one year from the date of death. An Option exercisable after the date of death shall be exercisable only to the extent exercisable as of the date of death. Notwithstanding the foregoing, an Option shall not be exercisable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases.

     (f) Date and Notice of Exercise. The date of exercise of an Option shall be the date on which written notice of exercise, addressed to the Parent Company at its main office to the attention of its Secretary, is hand delivered, telecopied or mailed, first class postage prepaid; provided that the Parent Company shall not be obliged to deliver any certificates for Shares pursuant to the exercise of any Option until the Company shall have received payment in full of the option price for such Shares and any withholding taxes payable pursuant to subsection (j). Each such notice of exercise shall be irrevocable when given. Each notice of exercise must state whether the person exercising the Option is exercising an Incentive Stock Option or a Non-Qualified Option and must include a statement of preference as to the manner in which payment to the Parent Company shall be made (Shares or cash or a combination of Shares and cash).

     (g) Limitation on Exercise of Incentive Stock Options. The aggregate fair market value (determined as of the time Options are granted) of the Shares with respect to which Incentive Stock Options may first become exercisable by an Optionee in any one calendar year under the Plan and any other plan of his or her employer corporation and its parent and subsidiary corporations, as defined respectively in sections 424(e) and (f) of the Code, shall not exceed $100,000. The foregoing limitation shall apply only to Incentive Stock Options granted under the Plan and not to any other Options granted under the Plan.

     (h) No Relation Between Incentive Stock Options and Non-Qualified Options. The grant, exercise, termination or expiration of any Incentive Stock Option granted to an Optionee shall have no effect upon any NonQualified Option held by such Optionee, nor shall the grant, exercise, termination or expiration of any Non-Qualified Option granted to an Optionee have any effect upon any Incentive Stock Option held by such Optionee.

     (i) Continued Employment. Each Optionee holding an Incentive Stock Option shall agree that the Company shall have the right to require him or her to continue in the service of the Company for such period, not less than two years from the date the Option was granted, as the Board may determine and as may be stated in the option agreement.

     (j) Payment of Withholding Taxes. Full payment for the amount of any taxes required by law to be withheld upon the exercise of an Option shall be made, on or before the date such taxes must be withheld, in cash or, at the election of the person exercising the Option and subject to the approval of the Committee, by surrendering, or by the Parent Company's withholding from Shares purchased, Shares with an aggregate Value on the date immediately preceding the date that the withholding taxes due are determined equal to all or any portion of the withholding taxes not paid in cash.

9. TERMINATION OF EMPLOYMENT

     For the purposes of the Plan, a transfer of an employee between two employers, each of which is a Company, shall not be deemed a termination of employment.

10. RIGHTS AS STOCKHOLDERS

     An Optionee shall have no right as a stockholder with respect to any Shares covered by his or her Options until the date of the issuance of a stock certificate to him or her for such Shares.

11. CHANGES IN CAPITALIZATION

     In the event of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights or other similar corporate change, the Board shall make an appropriate adjustment in the aggregate number of Shares that may be subject to Options, the number of Shares subject to each then outstanding Option and the option price of each then outstanding Option.

12. MERGERS, DISPOSITIONS AND CERTAIN OTHER TRANSACTIONS

     If during the term of any Option the Parent Company or any of the Subsidiary Companies shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganization or a liquidation or a partial liquidation of the Parent Company, the Parent Company may choose to take no action with regard to the Options outstanding or to take any of the following courses of action:

     (a) Subject to the limitations on the exercise of Incentive Stock Options contained in Section 8(g), not less than 15 days nor more than 60 days prior to any such transaction, all Optionees shall be notified that their Options shall expire on the 45th day after the date of such notice, in which event all Optionees shall have the right to exercise all of their Options in full prior to such new expiration date;

     (b) The Parent Company shall provide in any agreement with respect to any such merger, consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant options to the Optionees to acquire shares in such corporation with respect to which the excess of the fair market value of the shares of such corporation immediately after the consummation of such merger, consolidation, combination or acquisition over the option price shall not be less than the excess of the Value of the Shares over the option price of Options, immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

     (c) The Parent Company shall take such other action as the Board shall, in its sole discretion, determine to be reasonable under the circumstances in order to permit Optionees to realize the value of rights granted to them under the Plan, including without limitation cashing out the Options for an amount equal to the difference between the exercise price and the transaction value of the Shares, as determined by the Board in its sole discretion.

13. PLAN NOT TO AFFECT EMPLOYMENT

     Neither the Plan nor any Option shall confer upon any employee of the Company any right to continue in the employment of the Company.

14. INTERPRETATION

     The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options shall constitute Incentive Stock Options within the meaning of section 422 of the Code, that the Non-Qualified Options shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code and that the Plan shall qualify for the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

15. AMENDMENTS

     The Plan, any Option and the related option agreement may be amended by the Board or the Committee, but any amendment that increases the aggregate number of Shares that may be issued pursuant to the Plan upon the exercise of Options, that changes the class of eligible employees, or that otherwise requires the approval of the shareholders of the Parent Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission shall require the approval of the holders of such portion of the shares of the capital stock of the Parent Company present and entitled to vote on such amendment as is required by applicable state law and the terms of the Parent Company's capital stock to make the amendment effective. Notwithstanding the foregoing, no amendment shall be made that would disqualify any member of the Committee from being "disinterested" within the meaning of Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. No outstanding Option shall be adversely affected by any such amendment without the written consent of the Optionee or other person then entitled to exercise such Option.

16. SECURITIES LAWS

     (a) The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

     (b) The Options and the Shares underlying the Options have not been registered under the Securities Act of 1933, as amended, or any state securities laws (collectively, the "Securities Laws"), and the Company shall be under no obligation to effect such registration. Optionees shall acknowledge that they have acquired the Options and will acquire the Shares not with a view to distribution and will agree not to transfer, sell or dispose of such Options and Shares except in compliance with the Securities Laws. The Shares issued pursuant to the Options shall be legended to such effect upon issuance.

17. EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which the Plan is approved by the shareholders of the Parent Company, and shall expire on March 30, 2004 unless sooner terminated by the Board. The Board shall submit the Plan to the shareholders of the Parent Company for their approval at the 1995 annual meeting of shareholders unless such shareholders' approval shall have been obtained prior to such meeting. Any Option granted before the approval of the Plan by the shareholders of the Parent Company shall be expressly conditioned upon, and any Option shall not be exercisable until, such approval on or prior to the date of the 1995 annual meeting of such shareholders. If such shareholder approval is not received at or before the 1995 annual meeting, the Board shall have the right to terminate the Plan, in which case all Options granted under the Plan shall expire.

                                                                         ANNEX B

                           PENN VIRGINIA CORPORATION

                       1995 DIRECTORS' STOCK OPTION PLAN

1. PURPOSE.

     The purposes of the Plan are to attract and retain the services of experienced and knowledgeable directors and to encourage eligible directors of Penn Virginia Corporation to acquire a proprietary and vested interest in the growth and performance of the Company, thus enhancing the value of the Company for the benefit of its shareholders.

2. DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" means the common stock, par value $6.25 per share, of the Company.

     (d) "Company" means Penn Virginia Corporation.

     (e) "Eligible Director" means each director of the Company.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (g) "Fair Market Value" means with respect to the Common Stock on any given date the closing stock market price for a Share (as reported by the National Association of Securities Dealers Automated Quotation System or other recognized stock quotation service), or in the event that there shall be no closing stock price on such date, the closing stock price on the date nearest preceding such date.

     (h) "Grant Date" means the date on which an Option is granted.

     (i) "Option" means any right granted to an Optionee allowing such Optionee to purchase Shares at such price or prices and during such period or periods as are set forth in the Plan. All Options shall be non-qualified options.

     (j) "Option Agreement" means a written instrument evidencing an Option granted hereunder and signed by an authorized representative of the Company and the Optionee.

     (k) "Optionee" means an Eligible Director who receives an Option under the Plan.

     (l) "Shares" means shares of Common Stock.

3. ADMINISTRATION.

     Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan.

4. SHARES SUBJECT TO THE PLAN.

     (a) Total Number. Subject to adjustment as provided in this Section, the total number of Shares as to which Options may be granted under the Plan shall be 75,000 Shares. Any Shares issued pursuant to Options granted hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

     (b) Reduction in Number of Shares Available.

          (i) The grant of an Option shall reduce the Shares as to which Options may be granted by the number of Shares subject to such Option.

          (ii) Any Shares issued by the Company through the assumption or substitution of outstanding grants of an acquired company shall not reduce the Shares available for grants under the Plan.

     (c) Increase in Number of Shares Available. The lapse, expiration, cancellation, or other termination of an Option that has not been fully exercised shall increase the number of Shares as to which Options may be granted by the number of Shares that have not been issued upon exercise of such Option.

     (d) Other Adjustments. The total number and kind of Shares available for Options under the Plan, the number and kind of Shares subject to outstanding Options, and the exercise price for such Options shall be appropriately adjusted by the Board for:

          (i) any increase or decrease in the number of outstanding Shares resulting from a stock dividend, subdivision, combination of Shares, reclassification, or other change in corporate structure or capitalization affecting the Shares,

          (ii) any conversion of the Shares into or exchange of the Shares for other shares as a result of any merger or consolidation (including a sale of assets), or

          (iii) any other event such that an adjustment is made reasonably necessary to maintain the proportionate interest of the Optionee.

5. GRANT OF OPTIONS.

     On February 8, 1995, or, with respect to any person who was not an Eligible Director on such date, on the date such person becomes an Eligible Director, each Eligible Director shall be granted an Option to acquire 5,000 Shares. Thereafter, on the first business day of each year from 1996 through 1999, inclusive, each Eligible Director on such date shall be granted an Option to acquire an additional 100 Shares.

6. GENERAL TERMS.

     The following provisions shall apply to each Option:

     (a) Option Price. The purchase price per Share purchasable under an Option shall be 100% of the Fair Market Value of a Share on the Grant Date.

     (b) Option Period. Each Option granted shall expire 10 years from its Grant Date, and shall be subject to earlier termination as hereinafter provided.

     (c) Service Period. Each Option granted under the Plan shall become exercisable by the Optionee only after the completion of one year of Board service immediately following the Grant Date. Exercise of any or all previously granted Options shall not be required.

     (d) Transfer and Exercise. No Option shall be transferable by the Optionee except by will or the laws of descent and distribution. In the event of the death of an Optionee, the Option, if otherwise exercisable by the Optionee at the time of such death, may be exercised within six months after such Optionee's death by the person to whom such right has passed by will or the laws of descent and distribution.

     (e) Method of Exercise. Any Option may be exercised, after the completion of one year of Board service following the Grant Date, by the Optionee in whole or in part at such time or times and by such methods as the Board may specify. The applicable Option Agreement may provide that the Optionee may make payment of the Option price in cash, Shares, or such other consideration as the Board may specify, or any combination thereof, having a Fair Market Value on the exercise date equal to the total Option price.

     (f) Issuance of Certificates; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon payment to the Company of the Option price, the Company shall deliver to the Optionee a certificate for the number of whole Shares and a check for the Fair Market Value on the date of exercise of the fractional share to which the Optionee is entitled.

7. CHANGE IN CONTROL.

     (a) Effect of Change in Control. Notwithstanding anything in the Plan to the contrary, other than the initial shareholder approval requirement set forth in Section 10, and subject to any applicable pooling-of-interest accounting rules, in the event of a Change in Control of the Company, the Options granted under Section 5 shall vest and become immediately exercisable; provided, however, that at least six months shall elapse from the Grant Date of an Option to the date of disposition of any Shares issued upon exercise of such Option. In the event of a Change in Control of the Company as defined in Section 7(b)(iii), the Company may provide in any agreement with respect to such merger or consolidation that the surviving corporation shall grant options to the Optionees to acquire shares in such corporation with respect to which the excess of the fair market value of the share of such corporation immediately after the consummation of such merger or consolidation over the option price shall not be less than the excess of the Fair Market Value of the Shares over the Option price of Options, immediately prior to the consummation of such merger or consolidation.

     (b) Definition. For purposes of the Plan, a "Change in Control of the Company" shall be deemed to have occurred if:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

          (ii) during any period of two consecutive years (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in any of clauses (i),
     (iii) and (iv) of this Section 7(b)) whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason (other than retirement) to constitute at least a majority thereof;

          (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

8. AMENDMENTS AND TERMINATION.

     (a) Board Authority. The Board may amend, alter, or terminate the Plan, but no amendment, alteration, or termination shall be made (i) that would impair or adversely affect the rights of an Optionee under an Option theretofore granted, without the Optionee's consent, or (ii) without the approval of the shareholders if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, or if the proposed alteration or amendment would increase the aggregate number of Shares that may be issued upon the exercise of Options (other than pursuant to Section 4(d) hereof); provided, however that no provision of the Plan that (i) permits Eligible Directors to receive Options, (ii) states the amount or price of Options to be granted to Eligible Directors, (iii) specifies the timing of grants of Options to Eligible Directors, or (iv) sets forth a formula that determines the amount, price or timing of grants of

Options to Eligible Directors, shall be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     (b) Prior Shareholder and Optionee Approval. Anything herein to the contrary notwithstanding, in the event that amendments to the Plan are required in order that the Plan or any other stock-based compensation plan of the Company comply with the requirements of Rule 16b-3 issued under the Exchange Act, as amended from time to time, or any successor rule promulgated by the Securities and Exchange Commission related to the treatment of benefit and compensation plans under Section 16 of the Exchange Act, the Board is authorized to make such amendments without the consent of Optionees or the shareholders of the Company.

9. GENERAL PROVISIONS.

     (a) Compliance with Regulations. All certificates for Shares issued and delivered under the Plan pursuant to the exercise of any Option shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver any Shares under the Plan prior to the completion of any registration or qualification of such Shares under any federal or state law, or under any ruling or regulation of any governmental body or national securities exchange, that the Board in its sole discretion shall deem to be necessary or appropriate.

     (b) Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required by applicable law or the rules of any stock exchange on which the Common Stock is then listed; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Withholding of Taxes. Each Optionee shall pay to the Company, upon the Company's request, all amounts necessary to satisfy the Company's federal, state and local tax withholding obligations, if any, with respect to the grant or exercise of any Option.

     (d) Conformity With Law. If any provision of the Plan is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     (e) Insufficient Shares. In the event there are insufficient Shares remaining to satisfy all of the Option grants under Section 5 made on the same day, such Option grants shall be reduced pro-rata.

10. EFFECTIVE DATE AND TERMINATION.

     The Plan shall become effective upon approval by the Company's shareholders and, with respect to new grants, shall terminate on the second business day of 1999. With respect to outstanding Options, the Plan shall terminate on the date on which all outstanding Options have expired or terminated. The Board shall submit the Plan to the shareholders of the Company for their approval at the 1995 annual meeting of shareholders unless such shareholders' approval shall have been obtained prior to such meeting. Any Option granted before the approval of the Plan by the shareholders of the Company shall be expressly conditioned upon, and any Option shall not be exercisable until, such approval on or prior to the date of the 1995 annual meeting of such shareholders. If such shareholder approval is not received at or before the 1995 annual meeting, the Board shall have the right to terminate the Plan, in which case all Options granted under the Plan shall expire.


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

PROXY
- ------------------------------------------------------------------------------------------------------------------------------------
   Penn Virginia Corporation Proxy Solicited on behalf of the Board of Directors for Annual Meeting on May 2, 1995.

The undersigned hereby appoints A. James Dearlove, William M. Swenson and Beverly Cole McGuire and each of them, proxy or proxies of the undersigned, with the power of substitution, to vote all shares of stock of the Company held by the undersigned which are entitled to be voted at the annual meeting of shareholders to be held in the Boardroom of the Company, 800 The Bellevue, 200 South
Broad Street, Philadelphia, Pennsylvania on Tuesday May 2, 1995, at 10:00 A.M. and any adjournments thereof, on all matters coming before said meeting as shown on the reverse side of this card. The undersigned acknowledges receipt of the 1994 annual report and the notice of meeting and proxy statement dated March 31, 1995.

                                                                               (Continued and to be signed on the other side)

The shares represented by this proxy will be voted as specified. If no choice is specified, such shares will be voted FOR the items listed below
- ------------------------------------------------------------------------------------------------------------------------------------


Eckhard Albrecht, Lennox K. Black, John D. Cadigan, Hans Michael Gaul,                 Item No. 3 - Consider and vote upon a
John A. H. Shober, Frederick C. Witsell, Jr., Minturn T. Wright, III                   proposed 1995 Directors' Stock Option Plan
                                                                                       [  ] For   [  ] Against   [  ] Abstain
(Instruction: To withhold authority to vote for any individual nominee, strike
a line through the nominee's name in the above list.)                                  Item No. 4 - Consider and vote upon a
                                                                                       proposal to amend the Articles of
Item No. 1 - Election of Directors                                                     Incorporation of the Company to increase
[  ]  For all nominees listed                                                          the number of authorized shares of the
[  ]  Withheld authority to vote for all nominees listed                               common stock of the Company to
                                                                                       20,000,000 shares.
Item No. 2 - Consider and vote upon a proposed 1994 Stock Option Plan.                 [  ] For   [  ] Against   [  ] Abstain
[  ] For         [  ] Against         [  ] Abstain
                                                                                       Item No. 5 - In their discretion, on
                                                                                       any other business which may
                                                                                       properly come before the meeting.
                                                                                       [  ] For   [  ] Against   [  ] Abstain

                                                                                       Please mark, date and sign as your name
                                                                                       appears to the left and return in the
                                                                                       enclosed envelope. When signing as
                                                                                       attorney, administrator, executor,
                                                                                       guardian or trustee, please give full
                                                                                       tile as such.

                                                                                       Dated                          , 1995
                                                                                       --------------------------------------------
                                                                                       Signature
                                                                                       --------------------------------------------
                                                                                       Signature
                                                                                       --------------------------------------------

                                                                                       I plan to attend the meeting [ ] Yes [ ] No


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